Dreyfus Municipal Money Market Fund, Inc.

ANNUAL REPORT
May 31, 1999

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

  * Not FDIC-Insured
  * Not Bank-Guaranteed
  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                   Contents

                                   THE FUND

-------------------------------------------

                              2     Letter from the President

                              3     Discussion of Fund Performance

                              6     Statement of Investments

                             14     Statement of Assets and Liabilities

                             15     Statement of Operations

                             16     Statement of Changes in Net Assets

                             17     Financial Highlights

                             18     Notes to Financial Statements

                             21     Report of Independent Auditors

                             22     Important Tax Information

                                    FOR MORE INFORMATION

--------------------------------------------------------

                                    Back Cover

      Dreyfus Municipal
Money Market Fund, Inc.     The Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Municipal Money Market Fund, Inc., covering the 12-month period from June 1, 1998 through May 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Karen Hand.

Yields on both taxable and tax-exempt money market securities remained relatively stable during much of the spring and summer of 1998. In the fall of 1998, however, money market yields declined significantly in the wake of the Federal Reserve Board's decision to ease monetary policy. At the time, the Federal Reserve was concerned about persistent economic weakness abroad. Their adoption of lower short-term interest rates was intended to stimulate not just domestic economic growth, but the economies of other nations as well. In light of stronger-than-expected global economic growth during the first five months of 1999, the Fed's strategy appears to have been effective.

Despite lower nominal interest rates for tax-exempt money market instruments, very low inflation has continued to support attractive real returns, which are nominal yields less the rate of inflation.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Municipal Money Market Fund, Inc.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
June 14, 1999

DISCUSSION OF FUND PERFORMANCE

Karen Hand, Portfolio Manager

How did Dreyfus Municipal Money Market Fund, Inc.
perform over the reporting period?

For the one-year period ended May 31, 1999, Dreyfus Municipal Money Market Fund, Inc. produced a tax-exempt yield of 2.74%. After taking into account the effect of compounding, the fund provided an effective yield of 2.78%.1

The fund produced a total return of 2.78%,2 compared to the Lipper Tax-Exempt Money Market Funds category average total return of 2.72% for the same time period.3

What is the fund's investment approach?

Our goal is to seek a high level of federally tax-exempt income while maintaining a stable $1.00 share price. We also are especially vigilant in our efforts to preserve capital.

In pursuit of these objectives, we employ two primary strategies. First, we attempt to add value by constructing a diverse portfolio of high-quality, tax-exempt money market instruments that we believe are likely to provide highly competitive yields with relatively little risk. Second, we actively manage the portfolio's average maturity in anticipation of interest rate trends and supply-and-demand changes in the short-term municipal marketplace.

For example, if we expect supply to increase temporarily when many municipalities issue short-term debt at once -- as they tend to do in July, for example -- we may reduce the portfolio's average maturity to make cash available for the purchase of higher-yielding securities. That's because yields tend to rise if many issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and, therefore, lower yields -- as often hap-

                                                                      The Fund 3
pens in January -- we may increase the portfolio's average maturity to maintain current yields for as long as practical. At other times, we try to maintain an average maturity that reflects our view of short-term interest rate trends.

What other factors influenced the fund's performance?

Although the fund contains only securities from U.S. issuers, the entire domestic fixed-income marketplace was influenced during the reporting period by economic events overseas. When the Asian currency and credit crisis threatened Latin America last summer and fall, the Federal Reserve Board and other central banks reduced key short-term interest rates. This move was intended to help boost economic activity by making borrowing less expensive for corporations. An additional consequence was lower yields on money market securities.

Despite economic weakness in some overseas markets, the U.S. economy remained strong. Because municipalities have enjoyed higher tax revenues during this period of economic prosperity, many have had less need to borrow. As a result, fewer tax-exempt money market securities were issued than in the same 12-month period one year ago. Yet, demand from investors seeking to minimize their income tax liabilities remained high. This imbalance between supply and demand helped push short-term tax-exempt yields down further during the second half of 1998. Tax-exempt yields have remained relatively stable so far in 1999.

What is the fund's current strategy?

We have continued to focus on high-quality money market instruments from a wide array of tax-exempt issuers. Some of the most frequently used instruments include Variable Rate Demand Notes (VRDNs), which are issued by investment banks through the securitization of longer-term municipal bonds. With a put feature of either one or seven days attached to each VRDN, we believe that VRDNs afford a high degree of liquidity as well as high quality to the portfolio. Accordingly, as of May 31, 1999, approximately 60% of the portfolio was composed of VRDNs. The remaining 40% was comprised of municipal notes and tax-exempt commercial paper.

June 14, 1999

1 Effective yield is based upon dividends declared daily and reinvested monthly.
  Past performance is no guarantee of future results. Yields fluctuate. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
2 Total return includes reinvestment of dividends. Income may be subject to state and local taxes, and some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
3 Lipper Analytical Services, Inc.

                                                                      The Fund 5

STATEMENT OF INVESTMENTS
May 31, 1999

---------------------------------------------------------------------------------------------
                                                                   Principal
Tax Exempt Investments-100.6%                                     Amount ($)      Value ($)
---------------------------------------------------------------------------------------------
Alabama--1.8%
McIntosh, IDB, EIR, Refunding, VRDN (CIBA Specialty)
  3.40%, Series E (LOC; CIBA Specialty Chemicals)a                 6,500,000       6,500,000
Stevenson,  IDB, EIR, Refunding, VRDN (Mead Corp. Project)
  3.45% (LOC; Bank of Austria)a                                   10,000,000      10,000,000

California--5.2%
California Higher Education Loan Authority,
  Student Loan Revenue, Refunding:
    3.60%, Series A-1, 7/1/1999 (LOC; Student Loan
      Marketing Association)                                      11,850,000      11,850,000
    3.20%, Series E-5, 6/1/2000 (LOC; Student Loan
      Marketing Association)                                      14,000,000      14,000,000
State of California, RAN 4%, 6/30/1999                            11,000,000      11,007,248
Student Education Loan Marketing Corporation, Student Loan
  Revenue, Refunding
  3%, Series A, 11/1/1999 (LOC; Dresdner Bank)                    10,000,000      10,000,000

Delaware--8.7%
Delaware Economic Development Authority, Revenue, VRDN
  (Hospital Billing  Collection):
    3.25%, Series A (Insured; MBIA and Liquidity
      Facility; Morgan Stanley)a                                  21,325,000      21,325,000
    3.25%, Series B (Insured; MBIA and Liquidity
      Facility; Morgan Stanley)a                                  19,000,000      19,000,000
    3.25%, Series C (Insured; MBIA and Liquidity
      Facility; Morgan Stanley)a                                  34,400,000      34,400,000
    3.45%, Series A (Insured; MBIA and Liquidity
      Facility; Morgan Stanley)a                                   3,675,000       3,675,000

District of Columbia--1.1%
District of Columbia, TRAN 3.75%, Series B, 9/30/1999
  (LOC: Canadian Imperial Bank of Commerce and Morgan
  Guaranty Trust Co.)                                             10,000,000      10,020,973

Florida--3.8%
Dade County, Water and Sewer Systems Revenue, VRDN
  3.15% (Insured; FGIC and Liquidity Facility; Commerzbank)a       7,600,000       7,600,000
Sarasota County Public Hospital District, HR, CP
  (Sarasota Memorial Hospital Project)
  3.10%, 7/21/1999 (LOC; Suntrust Bank)                            9,000,000       9,000,000
Sunshine State Governmental Financing Commission,
  Revenue, CP
  3.15%, 7/16/1999 (Liquidity Facility;
  Bank of Nova Scotia)                                            17,362,000      17,362,000

6


---------------------------------------------------------------------------------------------
                                                                   Principal
Tax Exempt Investments (continued)                                Amount ($)      Value ($)
---------------------------------------------------------------------------------------------
Georgia--6%
Burke County Development Authority, PCR, CP
  (Oglethorpe Power Corp.)
  3.05%, Series B,  7/28/1999 (Insured; AMBAC and Liquidity
  Facility; Rabobank Nederland)                                   10,000,000      10,000,000
Cobb County, School District Notes
  3.50%, 12/31/1999                                               11,500,000      11,535,085
Fulton County School District, Construction Sales Tax, TAN
  3.25%, 12/31/1999                                               15,000,000      15,018,647
Savannah Economic Development Authority, Revenue
  Exempt Facilities, VRDN
  (Home Depot Project) 3.35%,  Series A (Corp. Guaranty;
  Home Depot)a                                                    17,000,000      17,000,000

Idaho--1.1%
Idaho State, TAN 4.50%, 6/30/1999                                 10,000,000      10,006,899

Illinois--3%
Illinois Development Finance Authority, PCR,
  VRDN (Illinois Power Co.)
  3.40%, Series C (LOC; Morgan Guaranty Trust Co.)a               10,400,000      10,400,000
Illinois Health Facilities Authority, Revenue,
  VRDN (Revolving Fund Pooled)
  3.25%, Series C (LOC; First National Bank of Chicago)a          16,250,000      16,250,000

Iowa--.1%
Iowa Finance Authority, SWDR, VRDN (Cedar River Paper Co.)
  3.40%, Series A (LOC; Union Bank of Switzerland)a                1,000,000       1,000,000

Kansas--.6%
Wichita, PCR, Refunding, VRDN (CIC Industries Inc. Project)
  3.725% (LOC; The Bank of New York)a                              5,000,000       5,000,000

Louisiana--.8%
New Orleans Aviation Board, Revenue, VRDN
  (Passenger Facility Charge Project)
  3.55% (LOC: Banque Paribas and Canadian
  Imperial Bank of Commerce)a                                      7,400,000       7,400,000

Maryland--4.4%
Anne Arundel County, CP
  3.40%, Series B, 7/8/1999 (Liquidity Facility;
  Westdeutsche Landesbank)                                        15,000,000      15,000,000
Maryland Community Development Administration Department,
  Housing and Community Development, Residential
  3.15%, 1/14/2000                                                25,000,000      25,000,000


                                                                      The Fund 7


---------------------------------------------------------------------------------------------
                                                                   Principal
Tax Exempt Investments (continued)                                Amount ($)      Value ($)
---------------------------------------------------------------------------------------------
Massachussetts--3.9%
Commonwealth of Massachussetts, Refunding, VRDN
  3%, Series B (LOC; Toronto-Dominion Bank)a                      35,000,000      35,000,000

Michigan--2.8%
Birmingham, EDR, VRDN (Brown Association Project)
  3.725% (LOC; Bankers Trust Co.)a                                 1,915,000       1,915,000
Michigan Housing Development Authority, LOR, Refunding, VRDN
  (Harbortown Limited Divide) 3.475%, (LOC;
  Bankers Trust Co.)a                                              1,000,000       1,000,000
Michigan Strategic Fund, SWDR, VRDN
  (Grayling Generating Project) 3.35% (LOC; Barclays Bank)a        8,000,000       8,000,000
Midland County Economic Development Corporation,
  Economic Development, LOR, VRDN
  (Dow Chemical Co. Project)
  3.40%, Series A (LOC; Dow Chemical Co.)a                        14,000,000      14,000,000

Minnesota--1.2%
Cloquet, Industrial Facilities Revenue, VRDN
  (Potlatch Corp. Project)
  3.50%, Series C (LOC; Credit Suisse)a                            2,300,000       2,300,000
Minneapolis and St. Paul Housing and Redevelopment
  Authority, Health Care System Revenue, Refunding
  VRDN (Childrens Health Care)
  3.35%, Series B (Insured; FSA and Liquidity
  Facility; Norwest Bank)a                                         8,455,000       8,455,000

Missouri--.9%
Missouri Health and Educational Facilities Authority,
  Health Facilities Revenue
  VRDN (St. Francis Medical Center)
  3.30%, Series A (LOC; Credit Local De France)a                   8,200,000       8,200,000

Nebraska--1.4%
Nebhelp Incorporated, Revenue, Mutiple Mode
  Student Loan, VRDN
  3.25%, Series A (Insured; MBIA and LOC; Student Loan
  Marketing Association)a                                         12,995,000      12,995,000

Nevada--1.7%
Washoe County, Water Facility Revenue, VRDN
  (Sierra Pacific Power Co. Project)
  3.50%, (LOC; Union Bank of Switzerland)a                        15,000,000      15,000,000

New Jersey--6.5%
New Jersey Economic Development Authority, EDR
  (Newark Recycling)
  3%, 6/15/1999 (LOC; Societe Generale)                           10,000,000      10,000,000



---------------------------------------------------------------------------------------------
                                                                   Principal
Tax Exempt Investments (continued)                                Amount ($)      Value ($)
---------------------------------------------------------------------------------------------
New Jersey (continued)
New Jersey Sports and Exposition Authority,
  State Contract, VRDN
  3%, Series C (Insured; MBIA and Liquidity
  Facility; Credit Suisse)a                                        9,000,000       9,000,000
New Jersey Turnpike Authority, Turnpike Revenue,
  Refunding, VRDN
  3.05%, Series D (Insured; FGIC and Liquidity
  Facility; Societe Generale)a                                    30,000,000      30,000,000
South Jersey Transportation Authority,
  BAN 2.95%, 11/3/1999
  (LOC; First Union National Bank of North Carolina)              10,000,000      10,000,000

New Mexico--1.4%
New Mexico State, TRAN 4.25%, 6/30/1999                           13,000,000      13,006,481

New York--5.5%
Metropolitan Transportation Authority,
  Transit Facilities Revenue, CP
  3%, Series 1, SubSeries B, 7/9/1999 (LOC; ABN-Amro Bank)        20,000,000      20,000,000
New York City Transitional Finance Authority,
  Revenue, Future Tax Secured, VRDN
  3.05%, Series A-2 (Liquidity Facility;
  Credit Local De France)a                                        20,000,000      20,000,000
Rochester, BAN, 3.10%, Series II, 10/28/1999                      10,000,000      10,001,023

North Carolina--.9%
Craven County Industrial Facilities and Pollution Control
  Financing Authority, VRDN
  (Craven Wood Energy) 3.50%, Series C
  (LOC; ABN-Amro Bank)a                                            8,000,000       8,000,000

North Dakota--1.1%
North Dakota Housing Finance Agency, Revenue,
  Housing Finance Program
  (Home Mortgage) 3.20%, Series C, 4/1/2000                       10,000,000      10,000,000

Ohio--4.9%
Cincinnati City School District, BAN 4%, 9/16/1999                10,000,000      10,014,139
Columbus, Electric System Revenue, VRDN 3.65%
  (LOC; Union Bank of Switzerland)a                                1,300,000       1,300,000
Cuyahoga County, HR, VRDN (Cleveland Clinic Foundation)
  3.25%, Series A (LOC; Morgan Guaranty Trust Co.)a                3,200,000       3,200,000
Hamilton County, Hospital Facilities Revenue, VRDN
  (Bethesda Hospital Inc.)
  3.20% (LOC; Rabobank Nederland)a                                 2,000,000       2,000,000


                                                                      The Fund 9


---------------------------------------------------------------------------------------------
                                                                   Principal
Tax Exempt Investments (continued)                                Amount ($)      Value ($)
---------------------------------------------------------------------------------------------
Ohio (continued)
Ohio Air Quality Development Authority, Revenue, CP
  3.15%, 7/16/1999 (Insured; FGIC and Liquidity Facility)          6,370,000       6,370,000
Ohio Housing Finance Agency, Mortgage Revenue
  3.05%, Series A-2, 3/1/2000                                     20,000,000      20,000,000
Sharonville, IDR, VRDN (Edgecomb Metals Co. Project)
  3.25% (LOC; Banque Nationale DeParis)a                           1,150,000       1,150,000

Oklahoma--.5%
Oklahoma Housing Finance Agency, SFMR (Homeownership Loan)
  3.55%, 9/1/1999 (Insured; FGIC)                                  4,240,000       4,240,000

Pennsylvania--5.8%
Allegheny County Industrial Development Authority,
  Revenue, VRDN
  3.30%, Series C (LOC; Dresdner Bank)a                            4,400,000       4,400,000
Allegheny County Port Authority, GAN 4.25%, 6/30/1999
  (LOC; PNC Bank)                                                 11,000,000      11,005,477
Pennsylvania Higher Education Assistance Agency,
  Student Loan Revenue, VRDN:
    3.35%, Series A (LOC; Student Loan
      Marketing Association)a                                     12,100,000      12,100,000
    3.35%, Series C (LOC; Student Loan
      Marketing Association)a                                      8,900,000       8,900,000
Philadelphia, TRAN 4.25%, Series A, 6/30/1999                     10,000,000      10,004,709
Schuylkill County Industrial Development Authority,
  RRR, Refunding, VRDN
  (Northeastern Power Co.)
  3.40%, Series B (LOC; Credit Local De France)a                   6,100,000       6,100,000

Rhode Island--1.5%
Rhode Island Housing and Mortgage Finance Corporation
  (Homeowner Opportunity) 3.15%, Series B, 12/15/1999
  (LOC; Transamerica Life and Insurance)                          13,815,000      13,815,000

South Carolina--3.1%
South Carolina Housing Finance and Development Authority,
  Mortgage Revenue
  3.70%, Series B, 7/1/1999 (Escrowed in; U.S. Treasury Bills)    10,000,000      10,000,000
South Carolina Jobs Economic Development Authority,
  EDR, VRDN (Wellman Inc., Project) 3.50% (LOC; Wachovia
  Bank and Trust Co.)a                                            10,010,000      10,010,000
York County, Industrial Revenue, VRDN (Textron Project)
  5.322% (LOC; Bankers Trust Co.)a                                 7,500,000       7,500,000



---------------------------------------------------------------------------------------------
                                                                   Principal
Tax Exempt Investments (continued)                                Amount ($)      Value ($)
---------------------------------------------------------------------------------------------
Tennessee--3.5%
Oak Ridge, IDB, Solid Waste Revenue VRDN (M4 Environmental)
  3.35% (LOC; Sun Trust Bank)a                                    10,000,000      10,000,000
Sevier County Public Building Authority,
  Local Government Public Improvement, VRDN:
    3.25%, Series A-1 (Insured; AMBAC and SBPA;
      Krediet Bank)a                                               6,760,000       6,760,000
    3.25%, Series B-2 (Insured; AMBAC and SBPA;
      Krediet Bank)a                                               3,745,000       3,745,000
    3.25%, Series III-C-4 (Insured; AMBAC and Liquidity
      Facility; Landesbank Hessen)a                               10,000,000      10,000,000
    3.65% Series A-1 (Insured; AMBAC and SBPA;
      Krediet Bank)a                                                 260,000         260,000
    3.65%, Series B-2 (Insured; AMBAC and SBPA;
      Krediet Bank)a                                                 440,000         440,000

Texas--14%
Brazos River Harbor Naval District, VRDN:
  Brazoria County Revenue Multi-Mode (BASF Corp.)
    3.40% (LOC; BASF Corp.)a                                       6,000,000       6,000,000
  (Dow Chemical Co. Project):
    Brazoria County Revenue 3.50%
      (LOC; Dow Chemical Co.)a                                    30,500,000      30,500,000
    Harbor Revenue 3.50% (LOC; Dow Chemical Co.)a                 10,000,000      10,000,000
Gulf Coast Industrial Development Authority,
  Marine Term Revenue, VRDN
  (Amoco Oil Co. Project)
  3.45% (LOC; Amoco Credit Corp.)a                                15,300,000      15,300,000
Gulf Coast Waste Disposal Authority, Environmental
  Facilities Revenue, VRDN
  (Bayer Corp. Project) 3.50% (LOC; Bayer Corp.)a                 23,000,000      23,000,000
PanHandle-Plains Higher Education Authority Inc.,
  Student Loan Revenue, VRDN
  3.25%, Series A (LOC; Student Loan
  Marketing Association)a                                         13,000,000      13,000,000
State of Texas, TRAN 4.50%, 8/31/1999                              8,000,000       8,020,878
Texas Public Finance Authority, Revenue, G.O., CP:
  2.70%, Series A, 7/22/1999 (Liquidity Facility:
    Toronto-Dominion Bank and
      Union Bank of Switzerland)                                  10,000,000      10,000,000
  3.15%, Series A, 9/15/1999 (Liquidity Facility:
    Toronto-Dominion Bank and
      Union Bank of Switzerland)                                  10,300,000      10,300,000


                                                                     The Fund 11


---------------------------------------------------------------------------------------------
                                                                   Principal
Tax Exempt Investments (continued)                                Amount ($)      Value ($)
---------------------------------------------------------------------------------------------
Utah--1%
Intermountain Power Agency, Power Supply Revenue, CP
  2.70%, 7/16/1999 (Liquidity Facility: Bank of America
  and Bank of Nova Scotia)                                         9,000,000       9,000,000

Virginia--1.1%
Richmond Industrial Development Authority, Revenue,
  VRDN (Cogentrix of Richmond Project
  3.75%, Series A (LOC; Banque Paribas)a                          10,000,000      10,000,000

Wisconsin--1.3%
Wisconsin Health and Educational Facilities Authority,
  Revenue, CP (SSM Health Care) 3.10%, Series B, 7/26/1999
  (Insured; MBIA and Liquidity
  Facility; First National Bank of Chicago)                       11,440,000      11,440,000

---------------------------------------------------------------------------------------------
Total Investments (cost $906,098,559)                                 100.6%     906,098,559

Liabilities, Less Cash and Receivables                                  (.6%)     (4,970,861)

Net Assets                                                            100.0%     901,127,698


-------------------------------------------------------------------------------
Summary of Abbreviations


AMBAC     American Municipal Bond               MBIA     Municipal Bond Investors
            Assurance Corporation                          Assurance Insurance
BAN       Bond Anticipation Notes                          Corporation
CP        Commercial Paper                      PCR      Pollution Control Revenue
EDR       Economic Development Revenue          RAN      Revenue Anticipation Notes
EIR       Environment Improvement Revenue       RRR      Resources Recovery Revenue
FGIC      Financial Guaranty Insurance Company  SBPA     Standby Bond Purchase
FSA       Financial Security Assurance                     Agreement
GAN       Grant Anticipation Notes              SFMR     Single Family Mortgage Revenue
GO        General Obligation                    SWDR     Solid Waste Disposal Revenue
HR        Hospital Revenue                      TAN      Tax Anticipation Notes
IDB       Industrial Development Board          TRAN     Tax and Revenue Anticipation
IDR       Industrial Development Revenue                   Notes
LOC       Letter of Credit                      VRDN     Variable Rate Demand Notes
LOR       Limited Obligation Revenue


--------------------------------------------------------------------------------
Summary of Combined Ratings (Unaudited)

Fitch             or      Moody's     or    Standard & Poor's        Value (%)

--------------------------------------------------------------------------------
F1+/F1                    VMIG1/MIG1, P1    SP1+/SP1, A1+/A1          94.3
AAA/AAb                   AAA/AAb           AAA/AAb                    1.2
Not Ratedc                Not Ratedc        Not Ratedc                 4.5
                                                                     100.0

a Securities payable on demand. Variable interest rate--subject to periodic change.
b Notes which are not F, MIG or SP rated are represented by bond ratings of the issuers.
c Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

                                                                     The Fund 13

STATEMENT OF ASSETS AND LIABILITIES
May 31, 1999

--------------------------------------------------------------------------------

                                                         Cost           Value
--------------------------------------------------------------------------------
Assets ($):
Investments in securities-See Statement of
  Investments                                     906,098,559     906,098,559
Cash                                                                2,316,812
Interest receivable                                                 7,225,935
Prepaid expenses and other assets                                      43,521
                                                                  915,684,827
--------------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation and affiliates                         348,828
Payable for investment securities purchased                        14,000,000
Accrued expenses and other liabilities                                208,301
                                                                   14,557,129
--------------------------------------------------------------------------------
Net Assets ($)                                                    901,127,698
--------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                   901,401,973
Accumulated net realized gain (loss) on investments                  (274,275)
--------------------------------------------------------------------------------
Net Assets ($)                                                    901,127,698
--------------------------------------------------------------------------------
Shares Outstanding
(5 billion shares of $.01 par value Common Stock authorized)      903,177,509
--------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share ($)             1.00

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended May 31, 1999

--------------------------------------------------------------------------------

Investment Income ($)
--------------------------------------------------------------------------------
Interest Income                                                   31,119,495
Expenses:
Management fee--Note 2(a)                                          4,630,493
Shareholder servicing costs--Note 2(b)                               980,988
Custodian fees                                                        72,323
Directors' fees and expenses--Note 2(c)                               65,017
Registration fees                                                     47,577
Professional fees                                                     34,627
Prospectus and shareholders' reports                                  22,296
Miscellaneous                                                         21,084
Total Expenses                                                     5,874,405
Investment Income--Net                                            25,245,090
--------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments--Note 1(b)($):
Net realized gain (loss) on investments                             (117,565)
Net unrealized appreciation (depreciation) on investments              1,071
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments              (116,494)
Net Increase in Net Assets Resulting from Operations              25,128,596

See notes to financial statements.

                                                                     The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                     Year Ended May 31,
                                               ---------------------------------
                                                      1999            1998
--------------------------------------------------------------------------------
Operations ($):
Investment income--net                          25,245,090      30,785,273
Net realized gain (loss) on investments           (117,565)        (34,746)
Net unrealized appreciation (depreciation)
  on investments                                     1,071               -
Net Increase (Decrease) in Net Assets
  Resulting from Operations                     25,128,596      30,750,527
Dividends to Shareholders From ($):
Investment income--net                         (25,379,021)    (30,785,273)
Capital Stock Transactions ($):
Net proceeds from shares sold                3,315,094,165   2,925,580,744
Dividends reinvested                            14,582,815      17,843,487
Cost of shares redeemed                     (3,332,016,091) (3,064,320,922)
Increase (Decrease) in Net Assets from
  Capital Stock Transactions                    (2,339,111)   (120,896,691)
Total Increase (Decrease) in Net Assets         (2,589,536)   (120,931,437)
--------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                            903,717,234   1,024,648,671
End of Period                                  901,127,698     903,717,234
Undistributed Investment Income-Net                      -         133,918

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

--------------------------------------------------------------------------------

                                                 Year Ended May 31,
                                    --------------------------------------------
                                      1999     1998      1997     1996    1995
--------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period  1.00     1.00      1.00     1.00    1.00
Investment Operations:
Investment income--net                .027     .031      .029     .031    .029
Distributions:
Dividends from investment income--
  net                                (.027)   (.031)    (.029)   (.031)  (.029)
Net asset value, end of period        1.00     1.00      1.00     1.00    1.00
--------------------------------------------------------------------------------
Total Return (%)                      2.78     3.13      2.98     3.16    2.98
--------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net
  assets                               .63      .66       .65      .64     .62
Ratio of net investment income
  to average net assets               2.73     3.08      2.94     3.11    2.91
--------------------------------------------------------------------------------
Net Assets, end of period
  ($ x 1,000)                      901,128  903,717 1,024,649  950,598 933,311

See notes to financial statements.

                                                                     The Fund 17

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Municipal Money Market Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differfrom those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represent amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $57,811 during the period ended

May 31, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $250,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to May 31, 1999. The carryover does not include net realized securities losses from November 1, 1998 through May 31, 1999 which are treated, for Federal income tax purposes, as arising in fiscal 2000. If not applied, $1,000 of the carryover expires in fiscal 2000, $4,000 expires in fiscal 2001, $49,000 expires in fiscal 2002, $36,000 expires in fiscal 2003, $7,000 expires in fiscal 2004, $2,000 expires in fiscal 2005, $21,000 expires in fiscal 2006 and $130,000 expires in fiscal 2007.

At May 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                     The Fund 19

NOTE 2--Management Fee and Other Transactions
With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 1999, the fund was charged $600,984 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 1999, the fund was charged $277,855 pursuant to the transfer agency agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors
Dreyfus Municipal Money Market Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Municipal Money Market Fund, Inc., including the statement of investments, as of May 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Municipal Money Market Fund, Inc. at May 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                                     /s/ Ernst & Young LLP

New York, New York
July 6, 1999

                                                                     The Fund 21

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended May 31, 1999 as "exempt-interest dividends" (not generally subject to regular Federal income tax).

For More Information


                     Dreyfus
                     Municipal Money Market Fund, Inc.
                     200 Park Avenue
                     New York, NY 10166

                     Manager

                     The Dreyfus Corporation
                     200 Park Avenue
                     New York, NY 10166

                     Custodian

                     The Bank of New York
                     90 Washington Street
                     New York, NY 10286

                     Transfer Agent &
                     Dividend Disbursing Agent

                     Dreyfus Transfer, Inc.
                     P.O. Box 9671
                     Providence, RI 02940

                     Distributor

                     Premier Mutual Fund Services, Inc.
                     60 State Street
                     Boston, MA 02109


To obtain information:

By telephone
Call 1-800-645-6561

By mail  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail  Send your request
to info@dreyfus.com

On the Internet  Information
can be viewed online or
downloaded from:
http://www.dreyfus.com

(c) 1999, Dreyfus Service Corporation         910AR995